EXHIBIT 10.1


                  AMENDMENT TO LOAN AGREEMENT
                     AND SECOND AMENDMENT
          TO COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT, COLLATERAL ASSIGNMENT AND
SECURITY AGREEMENT (the "Amendment") is made this 31st day of August, 1995, by and between ELCOTEL, INC., a Delaware corporation ("Borrower"), and NATIONSBANK OF FLORIDA, N.A., a
National Banking Association ("Lender").

                            RECITALS:

     WHEREAS, Borrower being indebted to Lender, executed and delivered to Lender a certain promissory note dated January 20, 1994, in the original principal amount of $1,000,000.00, which note is secured by accounts receivable, notes receivable and inventory, as evidenced by, among other loan documents, a Collateral Assignment dated January 20, 1994, and a Security Agreement dated January 20, 1994; and

     WHEREAS, in connection with an additional $1,000,000 line of credit loan Borrower executed a $1,000,000 promissory note and a $2,000,000 Consolidation Promissory Note, both dated August 31, 1994, and executed a Loan Agreement and an Amendment to Collateral Assignment and Security Agreement both dated August 31, 1994; and

     WHEREAS, Borrower has requested Lender to renew the line of credit loan in the amount of $2,000,000.00, and to make a new term loan in the amount of $1,000,000.00 (the "Term Loan"); and

     WHEREAS, Borrower and Lender desire to amend the terms of the Loan Agreement, Collateral Assignment and the Security
Agreement to reflect the renewal of the Line of Credit Loan and making the Term Loan.

     NOW THEREFORE, in consideration of the premises and of the agreements herein contained and the agreement by Lender to make the Loan, the parties hereto agree as follows:

     1. The above recitals are true and correct and are incorporated herein by this reference.

     2. The Note as defined in the Collateral Assignment shall be deemed to include the Renewal Promissory Note in the amount of $2,000,000.00 of even date herewith and the Promissory Note in the amount of $1,000,000.00 of even date herewith. Lender represents to the best of its knowledge there is not currently a reserve requirement imposed by the Federal Reserve System for establishing Lender's Floating Libor Rate, as defined in such notes, or any other additional costs as defined in Article 2(b) in each of the above referenced notes.

     3. The term "Loan" as defined in the Loan Agreement shall include the $1,000,000 Term Loan of even date herewith. The obligations secured by the Loan Agreement, Collateral Assignment and Security Agreement shall include all debts, obligations, liabilities and agreements of Borrower to Lender, now or hereafter existing, including but not limited to the indebtedness evidenced by the $2,000,000 Renewal Promissory Note and the $1,000,000 Promissory Note of even date, and all renewals, extensions or modifications thereof.

     4. Paragraph 3 of the Addendum to Security Agreement and paragraph 2.D. of the Loan Agreement are hereby modified to: (a) increase the cap on the applicable percentage of Inventory from $250,000 to $500,000, and (b) reduce the percentage of Eligible Note Portfolio from 75% to 50%. Further paragraph 3 of the Addendum to Security Agreement and paragraph 1.I. of the Loan Agreement are amended to exclude from the definition of eligible Note Portfolio all promissory notes now existing or hereafter executed and delivered from Amtel to Borrower, which promissory notes currently total $3,200,000.00.

     5. Paragraph 5.A. of the Loan Agreement is amended to change the capital expenditures limitation from $520,000 to $500,000.

     6.   All references to Loan Agreement in the Security
Agreement and Collateral Assignment shall mean the Loan Agreement dated August 31, 1994 as amended by Amendment to Loan Agreement of even date herewith by and between Borrower and Lender.

     7. Except as modified herein, all other terms and conditions of the Loan Agreement, Collateral Assignment and the Security Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, and shall be conclusively deemed to have executed such on the day and year first written above.

NATIONSBANK OF FLORIDA, N.A.,      ELCOTEL, INC., a Delaware
a National Banking Association     corporation


By:/s/ Michael C. Carr             By:/s/ Ronald M. Tobin
   ---------------------              --------------------
   Michael C. Carr                    Ronald M. Tobin
   Vice President                     Vice President and Chief
                                      Financial Officer
Address:  1605 Main Street
          Sarasota, FL  34236      Address:  6428 Parkland Drive
                                             Sarasota, FL  34243
      (CORPORATE SEAL)
                                             (CORPORATE SEAL)